Exhibit 10.10

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of December 16, 2014, by and among (i) Great Ajax Corp., a Maryland corporation (together with any successor entity thereto, the “Company”) and (ii)  purchasers (the “Participants”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”) in a private placement of the Common Stock by the Company completed on the date hereof, and each of the Participants’ direct and indirect transferees. FBR Capital Markets & Co. (“FBR”) has acted as the exclusive placement agent on behalf of the Company in connection with such private placement of the Common Stock pursuant to the terms and conditions of that certain Engagement Letter, dated as of November 30, 2014, by and between the Company and FBR (the “Placement Agreement”).

This Agreement is made pursuant to the Subscription Agreements between the Company and the Participants in the Offering (the “Subscription Agreements”), and in accordance with the requirements of the Placement Agreement. In order to induce the Participants to enter into the Subscription Agreements and to purchase the shares of the Company’s Common Stock in the Offering, the Company has agreed to provide the registration rights provided for in this Agreement to the Participants, and their respective direct and indirect transferees. The parties hereby agree as follows:

1.            Definitions

As used in this Agreement, the following terms shall have the following meanings:

Affiliate:    As to any specified Person, (i) any Person directly or indirectly owning, controlling or holding, with power to vote, ten percent or more of the outstanding voting securities of such other Person, (ii) any Person, ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other Person, (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person, (iv) any executive officer, director, trustee or general partner of such Person and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner. An indirect relationship shall include circumstances in which a Person’s spouse, children, parents, siblings or mother, father, sister- or brother-in-law is or has been associated with a Person.

Agreement:   As defined in the preamble.

Board of Directors:  As defined in Section 6(a) hereof.

Business Day:  With respect to any act to be performed hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or other applicable places where such act is to occur are authorized or obligated by applicable law, regulation or executive order to close.

Closing Date:  December 16, 2014, which is the date of the initial closing of the Offering.

Commission:  The Securities and Exchange Commission.

Common Stock:  As defined in the preamble.

Company:  As defined in the preamble.

Controlling Person:  As defined in Section 7(a) hereof.

End of Suspension Notice:  As defined in Section 6(b) hereof.

Exchange Act:   The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

FBR:  As defined in the preamble.

FINRA:   The Financial Industry Regulatory Authority, formerly the National Association of Securities Dealers, Inc.

Holder:  Each record owner of any Registrable Shares from time to time.

Indemnified Party:  As defined in Section 7(c) hereof.

Indemnifying Party:  As defined in Section 7(c) hereof.

IPO Registration Statement:  As defined in Section 2(b) hereof.

JOBS Act:  The Jumpstart Our Business Startups Act, as amended, and the rules and regulations promulgated by the Commission thereunder.

July 2014 Offering:   As defined in the definition of Original Registration Rights Agreement.

Issuer Free Writing Prospectus:  As defined in Section 2(c) hereof.

Liabilities:  As defined in Section 7(a) hereof.

Management Holders:  Thetis Asset Management LLC, Gregory Funding LLC, Aspen Yo LLC, Lawrence Mendelsohn, Russell Schaub, Glen Ohl, Steven L. Begleiter, Daniel Hoffman, J. Kirk Ogren, and Jonathan Bradford Handley, Jr.

No Objections Letter:  As defined in Section 5(t) hereof.

Nominee:  As defined in Section 3(c) hereof.

OP Units:  common units of limited partnership interest in the Operating Partnership.

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Operating Partnership:    Great Ajax Operating Partnership LP, a Delaware limited partnership.

Original Registration Rights Agreement:   That certain Registration Rights Agreement, dated July 8, 2014, entered into by the Company and FBR for the benefit of the holders of shares of Common Stock that were issued and sold in that certain private offering by the Company (the “July 2014 Offering”) of an aggregate of 8,476,686 shares of Common Stock and by the Operating Partnership of an aggregate of 468,106 OP Units, including shares of Common Stock and OP Units sold pursuant to the exercise by FBR of an additional allotment option granted by the Company.

Participants:  As defined in the preamble.

Person:    An individual, partnership, corporation, limited liability company, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.

Placement Agreement:  As defined in the preamble.

Proceeding:  An action (including a class action), claim, suit or proceeding (including without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the Person subject thereto, threatened.

Prospectus:   The prospectus included in any Registration Statement, including any preliminary prospectus at the “time of sale” within the meaning of Rule 159 under the Securities Act and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

Purchaser Indemnitee:  As defined in Section 7(a) hereof.

Registrable Shares:  The Shares, upon original issuance thereof, and at all times subsequent thereto, including upon the transfer thereof by the original holder or any subsequent holder and any shares or other securities issued in respect of such Shares by reason of or in connection with any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any exchange for or replacement of such Shares or any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Stock, until, in the case of any such Share, the earliest to occur of (i) the date on which the resale of such Share has been registered pursuant to the Securities Act and it has been disposed of in accordance with the Registration Statement relating to it, (ii) in the event the Company is subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, the date on which it has been transferred pursuant to Rule 144 (or any similar provision then in effect) or (iii) the date on which it is sold to the Company.

Registration Default:  As defined in Section 2(f) hereof.

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Registration Expenses:  Any and all fees and expenses incident to the Company’s and the Participants’ performance of or compliance with this Agreement, including, without limitation: (i) all Commission, FINRA or other registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of FINRA); (iii) all expenses in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on any securities exchange pursuant to Section 5(n) of this Agreement; (v) the fees and disbursements of counsel for the Company and of the independent registered public accounting firm of the Company (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to the performance of this Agreement); (vi) reasonable fees and disbursements of one nationally recognized securities law firm designated to act as selling stockholders’ counsel pursuant to the Original Registration Rights Agreement in an aggregate amount (taken together with the reasonable fees and disbursements of such counsel payable by the Company under the Original Registration Rights Agreement) not to exceed $50,000 (such counsel, “Selling Holders’ Counsel”); provided, however, that (a) if a Holder electing to sell Registrable Shares in an Underwritten Offering objects to the appointment of such nationally recognized securities law counsel as Selling Holders’ Counsel or (b) such Selling Holders’ Counsel is unable to act as counsel for a Holder in connection with an Underwritten Offering due to a conflict of interest or because such Selling Holders’ Counsel is not licensed in the jurisdiction in which the Holder resides, such Holder shall be required to appoint its own counsel in connection with such Underwritten Offering at the sole cost of such Holder; and (vii) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement); provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions, if any, relating to the sale or disposition of Registrable Shares by a Holder.

Registration Statement:  Any registration statement of the Company that covers the resale of Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

Rule 144:  Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 144A:  Rule 144A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

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Rule 158:   Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 159:   Rule 159 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 405:   Rule 405 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 415:   Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 424:   Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 429:   Rule 429 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 433:   Rule 433 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Securities Act:   The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

Selling Holders’ Counsel:   As defined in clause (vi) of the definition for Registration Expenses.

Shares:   The shares of Common Stock that are offered and sold in the Offering pursuant to the terms and conditions of the Subscription Agreements and in accordance with the requirements of the Placement Agreement.

Shelf Registration Statement:   As defined in Section 2(a) hereof.

Special Election Meeting:   As defined in Section 3(a) hereof.

Subscription Agreements:   As defined in the preamble.

Suspension Event:   As defined in Section 6(b) hereof.

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Suspension Notice:  As defined in Section 6(b) hereof.

Trigger Date:  As defined in Section 3(a) hereof.

Underwritten Offering:   A sale of securities of the Company to an underwriter or underwriters for re-offering to the public.

2.            Registration Rights

(a)            Mandatory Shelf Registration.   The Company has confidentially submitted to the Commission on September 29, 2014, a draft shelf Registration Statement on Form S-11 providing for the resale from time to time pursuant to Rule 415 of the registrable shares sold in the July 2014 Offering by the holders thereof pursuant to the requirements of the Original Registration Rights Agreement (the “Shelf Registration Statement”). Subject to Section 5 hereof, the Company hereby agrees to include the Registrable Shares in the Shelf Registration Statement. The Company shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable after the initial filing thereof (but in no event later than the date that is 180 days immediately following the initial filing thereof). The Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including, without limitation, an Underwritten Offering, a direct sale to purchasers or a sale through brokers or agents, which may include sales over the internet) by the Holders of any and all Registrable Shares.

(b)            IPO Registration.  The Company first confidentially submitted to the Commission on September 22, 2014, a draft registration statement on Form S-11 providing for the initial public offering of shares of Common Stock (the “IPO Registration Statement”). Included as Exhibit A hereto is a written notice of election and selling stockholder questionnaire in order to afford each Holder an opportunity to include in the IPO Registration Statement all or any part of the Registrable Shares then held by such Holder. Each Holder desiring to include in the IPO Registration Statement all or part of the Registrable Shares held by such Holder shall, within 10 days after the date of this Agreement, notify the Company in writing by completing, signing and delivering such notice of election and selling stockholder questionnaire to the Company, and in such notice shall inform the Company of the number of Registrable Shares such Holder wishes to include in the IPO Registration Statement. Any election by any Holder to include any Registrable Shares in the IPO Registration Statement will not affect the inclusion of such Registrable Shares in the Shelf Registration Statement until such Registrable Shares have been sold under the IPO Registration Statement.

(i)            Right to Terminate IPO Registration.   The Company shall have the right to terminate or withdraw the IPO Registration Statement initiated by it and referred to in this Section 2(b) prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Shares in such registration; provided, however, the Company must provide each Holder that elected to include any Registrable Shares in such IPO Registration Statement prompt written notice of such termination or withdrawal. Furthermore, in the event the IPO Registration Statement is not declared effective within 120 days following the initial filing of the IPO Registration Statement, unless a road show

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for the Underwritten Offering pursuant to the IPO Registration Statement is actually in progress at such time, the Company shall promptly provide a new written notice to all Holders giving them another opportunity to elect to include Registrable Shares in the pending IPO Registration Statement. Each Holder receiving such notice shall have the same election rights afforded such Holder as described in clause (b) above.

(ii)         Shelf Registration not Impacted by IPO Registration Statement.     The Company’s obligation to include the Registrable Shares in the Shelf Registration Statement pursuant to Section 2(a) hereof shall not be affected by the filing or effectiveness of the IPO Registration Statement, except with respect to any Registrable Shares that are actually sold pursuant to the IPO Registration Statement. In addition, the Company’s obligation to use its commercially reasonable efforts to cause to become and keep effective the Shelf Registration Statement pursuant to Section 2(a) hereof shall not be affected by the filing or effectiveness of an IPO Registration Statement; provided, however, with respect to the IPO Registration Statement, if the Company has used and is using commercially reasonable efforts to pursue the completion of such initial public offering before the effectiveness of the Shelf Registration Statement, the Company shall have the right to defer causing the Commission to declare such Shelf Registration Statement effective until up to 60 days after the closing date of its initial public offering pursuant to the IPO Registration Statement; provided, further, that if such initial public offering is not completed by July 8, 2015, the Company shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as soon as practicable thereafter, but in no event later than sixty (60) days following July 8, 2015. Notwithstanding any other provision in this Agreement to the contrary, if the deadline for causing such Shelf Registration Statement to go effective is after the 60 day period beginning on the closing date of the Company’s initial public offering pursuant to the IPO Registration Statement, the Company shall cause the Shelf Registration Statement to be declared effective no later than 60 days after the closing date of the Company’s initial public offering pursuant to the IPO Registration Statement. Notwithstanding any other provision in this Agreement to the contrary, nothing in this Section 2(b)(iii) shall affect the Company’s obligation to hold a Special Election Meeting as provided in Section 3 hereof.

(c)            Issuer Free Writing Prospectus.   The Company represents and agrees that, unless it obtains the prior consent of Holders of a majority of the Registrable Shares (together with the holders of the registrable shares under the Original Registration Statement) that are registered under a Registration Statement at such time or the consent of the managing underwriter in connection with any Underwritten Offering of Registrable Shares, and each Holder represents and agrees that, unless it obtains the prior consent of the Company and any such underwriter, it will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 (an “Issuer Free Writing Prospectus”), or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. The Company represents that any Issuer Free Writing Prospectus will not include any information that conflicts with the information contained in any Registration Statement or the related Prospectus, and any Issuer Free Writing Prospectus, when taken together with the information in such Registration Statement and the related Prospectus, will not include any untrue statement of a

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material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)            Underwriting.    The Company shall advise all Holders of the lead managing underwriter for the Underwritten Offering proposed under the IPO Registration Statement. The right of any such Holder’s Registrable Shares to be included in the IPO Registration Statement pursuant to Section 2(b) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Shares in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Shares through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, custody agreements, securities escrow agreements and other documents, including opinions of counsel, reasonably required under the terms of such underwriting, and furnish to the Company such information as the Company may reasonably request in writing for inclusion in the Registration Statement; provided, however, that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder and such Holder’s intended method of distribution and any other representation required by law or reasonably requested by the underwriters. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation on the number of shares to be included, then the managing underwriter(s) may exclude shares (including Registrable Shares) from the IPO Registration Statement and Underwritten Offering, and any shares included in such IPO Registration Statement and Underwritten Offering shall be allocated first, to the Company, and second, to each of the holders of shares of Common Stock that are registrable shares under the Original Registration Rights Agreement requesting inclusion of their shares of Common Stock in such IPO Registration Statement (on a pro rata basis based on the total number of registrable shares of Common Stock under the Original Registration Rights Agreement then held by each such holder who is requesting inclusion) and, third, to each of the Holders of Registrable Shares requesting inclusion of their Registrable Shares hereunder in such IPO Registration Statement (on a pro rata basis based on the total number of Registrable Shares then held by each such Holder who is requesting inclusion); provided, however, that the number of Registrable Shares to be included in the IPO Registration Statement shall not be reduced unless all other securities of the Company held by (i) officers, directors, other employees of the Company and consultants and (ii) any other holders of the Company’s capital stock with registration rights that are inferior (with respect to such reduction) to the registration rights of each of the Holders set forth herein (for the avoidance of doubt, the registrable shares of Common Stock under the Original Registration Rights Agreement, other than such shares as may be held by officers, directors, other employees of the Company and consultants as described in clause (i) of this sentence, would not be deemed to be inferior to the registration rights of each of the Holders set forth herein), are first entirely excluded from the underwriting and registration.

By electing to include the Registrable Shares in the IPO Registration Statement, the Holder of such Registrable Shares shall be deemed to have agreed not to effect any public sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the IPO Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the

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Securities Act, during such periods as reasonably requested (but in no event for a period longer than 30 days prior to and 180 days following the effective date of the IPO Registration Statement) by the representatives of the underwriters, if an Underwritten Offering, or by the Company in any other registration.

If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s), delivered by the later of (i) two Business Days after the IPO price range is communicated by the Company to such Holder and (ii) ten Business Days prior to the effective date of the IPO Registration Statement. Any Registrable Shares excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(e)            Expenses.   The Company shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement. Each Holder participating in a registration pursuant to this Section 2 shall bear such Holder’s proportionate share (based on the total number of Registrable Shares sold in such registration) of all discounts and commissions payable to underwriters or brokers and all transfer taxes and transfer fees in connection with a registration of Registrable Shares pursuant to this Agreement.

3.            Special Election Meeting.

(a)            Trigger Date for Special Election Meeting.   Subject to Section 3(b), if a Registration Statement registering the resale of the Registrable Shares has not been declared effective by the Commission, and the Registrable Shares have not been listed for trading on a national securities exchange, on or before (i) the date that is 180 days immediately following the initial filing of such Registration Statement, (ii) if the Company undertakes an initial public offering pursuant to the IPO Registration Statement and completes such initial public offering, the date that is 60 days after the closing date of such initial public offering, or (iii) if the Company undertakes an initial public offering and is using commercially reasonable efforts to complete the initial public offering, but the initial public offering is not completed by July 8, 2015, the date that is sixty (60) days following July 8, 2015 (each, the “Trigger Date”), a special meeting of the stockholders of the Company (the “Special Election Meeting”) shall be called in accordance with the Bylaws of the Company. The Special Election Meeting shall occur as soon as possible following the Trigger Date but in no event more than 45 days following the Trigger Date.

(b)            Purposes of Meeting.   The Special Election Meeting shall be called solely for the purposes of: (i) considering and voting upon proposals to remove each then-serving director of the Company; and (ii) electing such number of directors as there are then vacancies on the Board of Directors of the Company (including any vacancies created by the removal of any director pursuant to this Section 3(c). The removal of any director pursuant to Section 3(c)(i) hereof shall be effective immediately upon the receipt of the final report of the Inspector of Elections for the Special Election Meeting of the result of the vote on the proposal to remove such director.

(c)            Nominations.   Nominations of individuals for election to the Board of Directors of the Company at the Special Election Meeting may only be made (i) by or at the direction of the Board of Directors or (ii) upon receipt by the Company of written notice of holders of registrable

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shares under the Original Registration Rights Agreement and Holders of Registrable Shares hereunder entitled to cast, or direct the casting of, not less than 20% of all the votes entitled to be cast at the Special Election Meeting (excluding Management Holders) and containing the information specified by Section 3(e) hereof. Each individual whose nomination is made in accordance with this Section 3(d) is hereinafter referred to as a “Nominee.” Nominees may include directors whose removal from the Board of Directors is being sought pursuant to Section 3(c) hereof.

(d)            Procedure for Stockholder Nominations.    For nominations of individuals for election to the Board of Directors to be properly brought before the Special Election Meeting by Holders pursuant to Section 3(d) hereof, the Holders must have given notice thereof in writing to the Secretary of the Company not later than 5:00 p.m., Eastern Time, on the 10th day after the Trigger Date. Such notice shall include each such proposed Nominee’s written consent to serve as a director, if elected, and shall specify:

(i)            as to each proposed Nominee, the name, age, business address and residence address of such proposed Nominee and all other information relating to such proposed Nominee that would be required, pursuant to Regulation 14A promulgated under the Exchange Act (or any successor provision), to be disclosed in a contested solicitation of proxies with respect to the election of such individual as a director; and

(ii)         as to each Holder giving the notice, the class, series and number of all shares of beneficial interest of the Company that are owned by such Holder, beneficially or of record.

(e)            Notice.   Not less than 15 days nor more than 25 days before the Special Election Meeting, the Secretary of the Company shall give to each stockholder entitled to vote at, or to receive notice of, such meeting at such stockholder’s address as it appears in the share transfer records of the Company, notice in writing setting forth (i) the time and place of the Special Election Meeting, (ii) the purposes for which the Special Election Meeting has been called and (iii) the name of each Nominee.

(f)            Vote of Management Shares.   The Management Holders shall not be entitled to vote any shares of Common Stock beneficially owned by them in the removal or election of directors at the Special Election Meeting. So long as any director who was elected to the Board of Directors at the Special Election Meeting continues to serve in such capacity as a director of the Company, the shares of Common Stock beneficially owned by the Management Holders shall not vote in favor of the removal of any such director, the expansion of the size of the Board of the Directors to create new vacancies, or any other proposal, the effect of which is to undermine the intent and purpose of this Section 3, unless otherwise expressly consented to or requested by FBR. The Management Holders shall not grant a proxy to vote any of the shares of Common Stock beneficially owned by the Management Holders to any other party (other than a designee of FBR) to vote on such matters.

(g)            No Conflicts.   The Company represents and warrants that the Charter and Bylaws of the Company reflect, and the Charter, Bylaws and applicable law (including the

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Maryland General Corporation Law) do not conflict with, the rights of Holders and the procedures for a Special Election Meeting set forth in this Section 3, and, so long as any Holder owns any Registrable Shares, agrees not to amend or modify the Charter or Bylaws of the Company or take (or allow to be taken) any action that could cause the Charter or Bylaws of the Company to be inconsistent or conflict with any rights of Holders and/or the procedures for a Special Election Meeting set forth in this Section 3.

4.            Rules 144 and 144A Reporting

With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Registrable Shares to the public without registration, the Company agrees to:

(a)            make and keep current public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration statement under the Securities Act filed by the Company for an offering of its securities to the general public;

(b)            to file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

(c)            so long as a Holder owns any Registrable Shares, if the Company is not required to file reports and other documents under the Securities Act and the Exchange Act, it will make available other information as required by, and so long as necessary to permit sales of Registrable Shares pursuant to, Rule 144 or Rule 144A, and in any event shall make available (either by mailing a copy thereof, by posting on the Company’s website, or by press release) to each Holder a copy of:

(i)            the Company’s annual consolidated financial statements (including at least balance sheets, statements of profit and loss, statements of stockholders’ equity and statements of cash flows) prepared in accordance with U.S. generally accepted accounting principles in the United States, accompanied by an audit report of the Company’s independent accountants, no later than 90 days after the end of each fiscal year of the Company; and

(ii)         the Company’s unaudited quarterly financial statements (including at least balance sheets, statements of profit and loss, statements of stockholders’ equity and statements of cash flows) prepared in a manner consistent with the preparation of the Company’s annual financial statements, no later than 45 days after the end of each of the first three fiscal quarters of the Company;

(d)            hold, a reasonable time after the availability of such financial statements and upon reasonable notice to the Holders and FBR (either by mail, by posting on the Company’s website, or by press release), a quarterly investor conference call to discuss such financial statements, which call will also include an opportunity for the Holders to ask questions of management with regard to

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such financial statements, and will also cooperate with, and make management reasonably available to, FBR personnel in connection with making Company information available to investors; and

(e)            so long as a Holder owns any Registrable Shares, to furnish to the Holder promptly upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company, and take such further actions, as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Shares without registration.

5.            Registration Procedures

In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect or cause to be effected the registration of the Registrable Shares under the Securities Act to permit the sale of such Registrable Shares by the Holder or Holders in accordance with the Holder’s or Holders’ intended method or methods of distribution. The Company shall:

(a)            Not less than twenty Business Days before the effective date of any Registration Statement, provide a copy of the Registration Statement to FBR, its counsel and Selling Holders’ Counsel for review and comment, which Registration Statement(s) shall (x) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith and (y) be reasonably acceptable to FBR, its counsel and Selling Holders’ Counsel; notify FBR and Selling Holders’ Counsel in writing, at least five Business Days prior to filing of any amendment or supplement to such Registration Statement and, at least three Business Days prior to filing, provide a copy of such amendment or supplement to FBR, its counsel and Selling Holders’ Counsel for review and comment; promptly following receipt from the Commission, provide to FBR, its counsel and Selling Holders’ Counsel copies of any comments made by the staff of the Commission relating to such Registration Statement and of the Company’s responses thereto for review and comment; and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after filing and to remain effective, subject to Section 6 hereof, until the earlier of (i) such time as all Registrable Shares covered thereby have been sold in accordance with the intended distribution of such Registrable Shares, (ii) the date on which all Registrable Shares covered thereby have either been transferred pursuant to Rule 144 or are eligible for resale, without any volume or manner-of-sale restrictions or compliance by the Company with any current public information requirements, pursuant to Rule 144 (subject to the condition that the Registrable Shares have been transferred to an unrestricted CUSIP, are listed or included on the New York Stock Exchange or the Nasdaq Global Market, pursuant to Section 5(n) of this Agreement, or on an alternative trading system with the Registrable Shares qualified under the applicable state securities or “blue sky” laws of all 50 states), or (iii) the date on which all Registrable Shares covered thereby have been sold to the Company or cease to be outstanding; provided, however, that the Company

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shall not be required to cause the IPO Registration Statement to remain effective for any period longer than 90 days following the effective date of the IPO Registration Statement (subject to extension as provided in Section 6(c) hereof) provided, further, that if the Company has an effective Shelf Registration Statement on Form S-11(or other form then available to the Company) under the Securities Act and becomes eligible to use Form S-3 or such other short-form registration statement form under the Securities Act, the Company may, upon 30 Business Days prior written notice to all Holders, register any Registrable Shares registered but not yet distributed under the effective Shelf Registration Statement on such a short-form Shelf Registration Statement and, once the short-form Shelf Registration Statement is declared effective, de-register such shares under the previous Registration Statement or transfer the filing fees from the previous Registration Statement (such transfer pursuant to Rule 429, if applicable) unless any Holder registered under the initial Shelf Registration Statement notifies the Company within 15 Business Days of receipt of the Company notice that such a registration under a new Registration Statement and de-registration of the initial Shelf Registration Statement would interfere with its distribution of Registrable Shares already in progress, in which case, the Company shall delay the effectiveness of the short-form Registration Statement and termination of the then-effective initial Registration Statement or any short-form Registration Statement for a period of not less than 30 days from the date that the Company receives the notice from such Holders requesting a delay;

(b)            subject to Section 5(i) hereof, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the period described in Section 5(a) hereof; (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

(c)            furnish to the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company consents, subject to Section 6 hereof, to the use of such Prospectus, including each preliminary Prospectus, by the Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d)            use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as FBR or any Holder of Registrable Shares covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 5(a) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to

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register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 5(d) and except as may be required by the Securities Act, (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

(e)            use its commercially reasonable efforts to cause all Registrable Shares covered by such Registration Statement to be registered and approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Shares;

(f)            notify FBR and each Holder promptly and, if requested by FBR or any Holder, confirm such advice in writing (1) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (2) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any Proceeding for that purpose, (3) of any request by the Commission or any other federal, state or foreign governmental authority for (A) amendments or supplements to a Registration Statement or related Prospectus or (B) additional information and (4) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) and (5) at the request of any such Holder, promptly to furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchaser of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(g)            use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification of (or exemption from qualification of) any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(h)            upon request, furnish to each requesting Holder of Registrable Shares covered by a Registration Statement, without charge, one conformed copy of such Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i)            except as provided in Section 6 hereof, upon the occurrence of any event contemplated by Section 5(f)(4) hereof, use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated

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therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(j)            if requested by the representative of the underwriters, if any, or any Holders of Registrable Shares being sold in connection with such offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the representative of the underwriters, if any, or such Holders indicate relates to them or that they reasonably request be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(k)            in the case of an Underwritten Offering, use its commercially reasonable efforts to furnish to each Holder of Registrable Shares covered by such Registration Statement and the underwriters a signed counterpart, addressed to each such Holder and the underwriters, of: (i) an opinion of counsel for the Company, dated the date of each closing under the underwriting agreement, reasonably satisfactory to such Holder and the underwriters; and (ii) a “comfort” letter, dated the effective date of such Registration Statement and the date of each closing under the underwriting agreement, signed by the independent public accountants who have certified the Company’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities and such other financial matters as such Holder and the underwriters may reasonably request;

(l)            enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement in customary form and reasonably satisfactory to the Company) and take all other reasonable action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement and, in the case of an Underwritten Offering, make representations and warranties to the Holders covered by such Registration Statement and to the underwriters in such form and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same to the extent customary if and when requested;

(m)           make available for inspection by representatives of the Holders and the representative of any underwriters participating in any offering pursuant to a Registration Statement and any special counsel or accountants retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, counsel thereto or accountants in connection with a Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, counsel thereto or accountants are confidential shall not be disclosed by such representatives, representative of the underwriters, counsel thereto or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or

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Prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public; provided, further, that the representatives of the Holders and any underwriters will use commercially reasonable efforts, to the extent practicable, to coordinate the foregoing inspection and information gathering and not materially disrupt the Company’s business operations;

(n)            use its commercially reasonable efforts (including, without limitation, seeking to cure any deficiencies cited by the exchange or market in the Company’s listing or inclusion application) to list or include all Registrable Shares on the New York Stock Exchange or the Nasdaq Global Market;

(o)            prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Registration Statement as required by Section 5(a) hereof, the Company shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 5(a) hereof;

(p)            provide a CUSIP number for all Registrable Shares, not later than the effective date of the Registration Statement;

(q)            (i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements covering at least 12 months beginning after the effective date of the Registration Statement that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, but in no event later than 45 days after the end of each fiscal year of the Company and (iii) not file any Registration Statement or Prospectus or amendment or supplement to such Registration Statement or Prospectus to which any Holder of Registrable Shares covered by any Registration Statement shall have reasonably objected on the grounds that such Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, such Holder having been furnished with a copy thereof at least two Business Days prior to the filing thereof;

(r)            provide and cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;

(s)            in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer being Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any restrictive transfer legends (other than as required by the Company’s charter, as amended) and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may request at least three Business Days prior to any sale of the Registrable Shares;

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(t)           in connection with the initial filing of a Shelf Registration Statement and each amendment thereto with the Commission pursuant to Section 2(a) hereof, cooperate with FBR in connection with the filing with FINRA of all forms and information required or requested by FINRA in order to obtain written confirmation from FINRA that FINRA does not object to the fairness and reasonableness of the underwriting terms and arrangements (or any deemed underwriting terms and arrangements) (each such written confirmation, a “No Objections Letter”) relating to the resale of Registrable Shares pursuant to the Shelf Registration Statement, including, without limitation, information provided to FINRA through its Public Offering System, and pay all costs, fees and expenses incident to FINRA’s review of the Shelf Registration Statement and the related underwriting terms and arrangements, including, without limitation, all filing fees associated with any filings or submissions to FINRA and the legal expenses, filing fees and other disbursements of FBR and any other FINRA member that is the Holder of, or is affiliated or associated with an owner of, Registrable Shares included in the Shelf Registration Statement (including in connection with any initial or subsequent member filing);

(u)          in connection with the filing of each amendment to the Shelf Registration Statement, provide to FBR and its representatives, the opportunity to conduct due diligence, including, without limitation, an inquiry of the Company’s financial and other records, and make available members of its management for questions regarding information which FBR may request in order to fulfill any due diligence obligation on its part;

(v)         upon effectiveness of the first Registration Statement filed under this Agreement, take such actions and make such filings as are necessary to effect the registration of the Common Stock under the Exchange Act simultaneously with or immediately following the effectiveness of the Registration Statement; and

(w)          in the case of an Underwritten Offering, use its commercially reasonable efforts to cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter and its counsel (including any “qualified independent underwriter,” if applicable) that is required to be retained in accordance with the rules and regulations of FINRA.

The Company may require the Holders to furnish (and each Holder shall furnish) to the Company such information regarding the proposed distribution by such Holder of such Registrable Shares as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Shares, and no Holder shall be entitled to be named as a selling stockholder in any Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not provide such information to the Company. Any Holder that sells Registrable Shares pursuant to a Registration Statement or as a selling security holder pursuant to an Underwritten Offering shall be required to be named as a selling stockholder in the related prospectus and to deliver a prospectus to purchasers. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

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Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(f)(3) or 5(f)(4) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

6.            Black-Out Period

(a)            Subject to the provisions of this Section 6 and a good faith determination by a majority of the independent members of the board of directors of the Company (the “Board of Directors”) that it is in the best interests of the Company to suspend the use of the Registration Statement, following the effectiveness of a Registration Statement (and the filings with any international, federal or state securities commissions), the Company, by written notice to FBR and the Holders, may direct the Holders to suspend sales of the Registrable Shares pursuant to a Registration Statement for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than an aggregate of 90 days in any rolling 12 month period commencing on the Closing Date or more than 60 days in any rolling 90 day period), if any of the following events shall occur: (i) the representative of the underwriters of an Underwritten Offering of primary shares by the Company has advised the Company that the sale of Registrable Shares pursuant to the Registration Statement would have a material adverse effect on the Company’s primary Underwritten Offering; (ii) the majority of the independent members of the Board of Directors of the Company shall have determined in good faith that (A) the offer or sale of any Registrable Shares would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company, (B) after the advice of counsel, the sale of Registrable Shares pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) the proposed transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or (iii) the majority of the independent members of the Board of Directors of the Company shall have determined in good faith, after the advice of counsel, that it is required by law, rule or regulation or that it is in the best interests of the Company to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (1) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (2) reflecting in the Prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represent a fundamental change in the information set forth therein; or (3) including in the Prospectus included in the Registration Statement any material information with respect to the plan

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of distribution not disclosed in the Registration Statement or any material change to such information. Upon the occurrence of any such suspension, the Company shall use its best efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.

(b)            In the case of an event that causes the Company to suspend the use of a Registration Statement (a “Suspension Event”), the Company shall give written notice (a “Suspension Notice”) to FBR and the Holders to suspend sales of the Registrable Shares and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is using its best efforts and taking all reasonable steps to terminate suspension of the use of the Registration Statement as promptly as possible. The Holders shall not effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in such Holder’s possession of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders and FBR in the manner described above promptly following the conclusion of any Suspension Event and its effect.

(c)            Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice pursuant to this Section 6, the Company agrees that it shall extend the period of time during which the applicable Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and provide copies of the supplemented or amended Prospectus necessary to resume sales.

7.            Indemnification and Contribution

(a)            The Company agrees to indemnify and hold harmless (i) each Holder of Registrable Shares and any underwriter (as determined in the Securities Act) for such Holder (including, if applicable, FBR), (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any such Person described in clause (i) (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “Controlling Person”), and (iii) the respective officers, directors, partners, members, employees, representatives and agents of any such Person or any Controlling Person (any Person referred to in clause (i), (ii) or (iii) above may hereinafter be referred to as a “Purchaser Indemnitee”), to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions, out-of-pocket expenses, and other liabilities (the “Liabilities”), including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or

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any investigation or Proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to such Purchaser Indemnitee, joint or several, directly or indirectly related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), any Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus (or any amendment or supplement thereto), or any preliminary Prospectus or any other document used to sell the Shares, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Purchaser Indemnitee furnished to the Company, or any underwriter in writing by such Purchaser Indemnitee expressly for use therein. The Company shall notify the Holders promptly of the institution, threat or assertion of any claim, Proceeding (including any governmental investigation), or litigation of which it shall have become aware in connection with the matters addressed by this Agreement which involves the Company or a Purchaser Indemnitee. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.

(b)           In connection with any Registration Statement in which a Holder of Registrable Shares is participating, and as a condition to such participation, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and their respective officers, directors, partners, members, employees, representatives and agents of such Person or Controlling Person to the same extent as the foregoing indemnity from the Company to each Purchaser Indemnitee, but only with reference to untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to such Holder furnished to the Company in writing by such Holder expressly for use in such Registration Statement (or any amendment thereto), Prospectus (or any amendment or supplement thereto), Issuer Free Writing Prospectus (or any amendment or supplement thereto) or any preliminary Prospectus. The liability of any Holder pursuant to this paragraph shall in no event exceed the net proceeds received by such Holder from sales of Registrable Shares pursuant to such Registration Statement (or any amendment thereto), Prospectus (or any amendment or supplement thereto), Issuer Free Writing Prospectus (or any amendment or supplement thereto) or any preliminary Prospectus.

(c)            If any suit, action, Proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) above, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any liability which it may have under this Section 7, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such Proceeding and shall pay the reasonable fees

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and expenses actually incurred by such counsel related to such Proceeding. Notwithstanding the foregoing, in any such Proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (iii) the Indemnifying Party and its counsel do not actively and vigorously pursue the defense of such action or (iv) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume nor direct the defense of such action on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Parties, which firm shall be designated in writing by those Indemnified Parties who sold a majority of the Registrable Shares sold by all such Indemnified Parties and any such separate firm for the Company, the directors, the officers and such control Persons of the Company as shall be designated in writing by the Company). The Indemnifying Party shall not be liable for any settlement of any Proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and (ii) does not include a statement as to or an admission of, fault, culpability or a failure to act by or on behalf of the Indemnified Party.

(d)            If the indemnification provided for in paragraphs (a) and (b) of this Section 7 is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such paragraphs, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Party(ies) on the other in connection with the statements or omissions that resulted in such Liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party(ies) and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand

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and any Purchaser Indemnitees on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser Indemnitees and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)            The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d) above. The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to in Section 7(d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which the net proceeds received by such Purchaser Indemnitee from sales of Registrable Shares exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 7, each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) FBR or a Holder of Registrable Shares shall have the same rights to contribution as FBR or such Holder, as the case may be, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) the Company, and each officer, director, partner, employee, representative, agent or manager of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or Proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f)            The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the Indemnifying Parties may otherwise have to the Indemnified Parties referred to above. The Purchaser Indemnitee’s obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Registrable Shares sold by each of the Purchaser Indemnitees hereunder and not joint.

8.            Market Stand-off Agreement

Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, directly or indirectly sell, offer to sell (including without limitation any short sale), grant any option or otherwise transfer or dispose of any Registrable Shares or other shares of Common Stock of the Company or any securities convertible into or

22

exchangeable or exercisable for shares of Common Stock of the Company then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) (i) in the case of the Company and each of its officers, directors, managers and employees, in each case to the extent such person or entity holds shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock, for a period beginning 30 days prior to, and continuing for 180 days following, the effective date of, the IPO Registration Statement to the Company; (ii) in the case of all other Holders who include Registrable Shares in the IPO Registration Statement, beginning 30 days prior to, and continuing for 180 days following, the effective date of the IPO Registration Statement of the Company, and (iii) in the case of all other Holders who do not include Registrable Shares in the IPO Registration Statement, for a period beginning 30 days prior to, and continuing for 60 days following, the effective date of an IPO Registration Statement of the Company filed under the Securities Act; provided, however, that:

(a)            the restrictions above shall not apply to Registrable Shares sold pursuant to the IPO Registration Statement or any other shares of Common Stock purchased after the initial public offering of shares of Common Stock of the Company;

(b)            all executive officers and directors of the Company then holding shares of Common Stock of the Company or securities convertible into or exchangeable or exercisable for shares of Common Stock of the Company enter into agreements that are no less restrictive;

(c)            the Holders shall be allowed any concession or proportionate release allowed to any officer or director that entered into agreements that are no less restrictive (with such proportion being determined by dividing the number of shares being released with respect to such officer or director by the total number of issued and outstanding shares held by such officer or director); provided, that nothing in this Section 8(c) shall be construed as a right to proportionate release for the executive officers and directors of the Company upon the expiration of the 60 day period applicable to all Holders other than the executive officers and directors of the Company; and

(d)            this Section 8 shall not be applicable if a Shelf Registration Statement of the Company filed under the Securities Act has been declared effective prior to the filing of an IPO Registration Statement.

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the securities subject to this Section 8 and to impose stop transfer instructions with respect to the Registrable Shares and such other securities of each Holder (and the securities of every other Person subject to the foregoing restriction) until the end of such period.

9.            Termination of the Company’s Obligation

The Company shall have no obligation pursuant to this Agreement with respect to any Registrable Shares proposed to be sold by a Holder in a registration pursuant to this Agreement if, in the opinion of counsel to the Company, (i) all such Registrable Shares proposed to be sold by a Holder may be sold in a single transaction without registration under the Securities Act pursuant to Rule 144, (ii) the Company has become subject to the reporting requirements of Section 13 or

23

15(d) of the Exchange Act for a period of at least 90 days and is current in the filing of all such required reports, and (iii) the Registrable Shares have been listed for trading on a national securities exchange.

10.         Limitations on Subsequent Registration Rights

From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders beneficially owning not less than a majority of the then outstanding Registrable Shares (provided, however, that for purposes of this Section 10, Registrable Shares that are owned, directly or indirectly, by an Affiliate of the Company shall not be deemed to be outstanding), enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any Registration Statement filed pursuant to the terms hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of Registrable Shares of the Holders that is included, or (b) to have its securities registered on a registration statement that could be declared effective prior to, or within 180 days of, the effective date of any registration statement filed pursuant to this Agreement.

11.         Miscellaneous

(a)            Remedies.   In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein or, in the case of FBR, in the Placement Agreement, or granted by law, including the rights granted in Section 2(f) hereof and recovery of damages, will be entitled to specific performance of its rights under this Agreement. Subject to Section 7, the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)            Amendments and Waivers.    The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and Holders beneficially owning not less than a majority of the then outstanding Registrable Shares; provided, however, that for purposes of this Section 11(b), Registrable Shares that are owned, directly or indirectly, by any Management Holder or any Affiliate thereof or any Affiliate of the Company shall not be deemed to be outstanding and, any waiver of the obligation of the Company to call and hold a Special Election Meeting in accordance with the requirements of Section 2(b)(iii) hereof shall require the written consent of the holders of at least 75% of the Registrable Shares and the registrable shares sold in the July 2014 Offering (excluding the Management Holders other than (i) Flexpoint Great Ajax Holdings, LLC and any other funds or accounts managed by Flexpoint Ford or its affiliates and (ii) any funds or accounts managed by Wellington Management Company or its affiliates); provided, further, however, that any amendments, modifications or supplements to, or any waivers or consents to departures from, the provisions of Section 8 hereof that would have the effect of extending the 60 or 180 day periods

24

referenced therein shall be approved by, and shall only be applicable to, those Holders who provide written consent to such extension to the Company . No amendment shall be deemed effective unless it applies uniformly to all Holders. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the first and second sentences of this paragraph.

(c)          Notices.   All notices and other communications, provided for or permitted hereunder, shall be made in writing and delivered by facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or by telegram:

(i)        if to a Holder, at the most current address given by the transfer agent and registrar of the Shares to the Company; and

(ii)       if to the Company, at the offices of the Company at 9400 SW Beaverton-Hillsdale Hwy, Suite 131, Beaverton, OR 97005, Attention: Chief Financial Officer; and

(iii)      if to FBR, at the offices of FBR at 1300 North 17th Street, Suite 1400, Arlington, Virginia 22209, Attention: Gavin Beske, Esq., (facsimile: 703-469-1012).

(d)          Successors and Assigns; Third Party Beneficiary.   This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The Company and FBR agree that FBR shall be a third party beneficiary to the agreements made hereunder between the Company and the Participants, and FBR shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect its rights hereunder.

(e)           Counterparts.   This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each Subscription Agreement provides on the signature page thereof that execution and delivery of the Subscription Agreement by the Holder also constitutes execution and delivery of this Agreement. Accordingly, the Company and each Holder acknowledges and agrees that, upon the execution and delivery of the Subscription Agreement by both a Holder and the Company and the closing of the issuance and sale of the Shares by the Company to such Holder pursuant to such Holder’s Subscription Agreement, such Holder and the Company shall be deemed to have executed and delivered this Agreement.

(f)            Headings.   The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g)          Governing Law.   THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,

25

AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING IN NEW YORK COUNTY IN NEW YORK STATE IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT.

(h)            Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(i)            Entire Agreement.   This Agreement, together with the Placement Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

(j)            Registrable Shares Held by the Company or its Affiliates.   Whenever the consent or approval of Holders of a specified percentage of Registrable Shares is required hereunder, Registrable Shares held by the Management Holders or their Affiliates or any Affiliate of the Company shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(k)          Adjustment for Stock Splits, etc.   Wherever in this Agreement there is a reference to a specific number of shares, then upon the occurrence of any subdivision, combination, or stock dividend of such shares, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination, or stock dividend.

26

(l)            Survival.    This Agreement is intended to survive the consummation of the transactions contemplated by the Placement Agreement. The indemnification and contribution obligations under Section 7 of this Agreement shall survive the termination of the Company’s obligations under Section 2 of this Agreement.

(m)         Attorneys’ Fees.   In any action or Proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys’ fees in addition to any other available remedy.

[Signature pages follow]

27

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

GREAT AJAX CORP.

By:
Name: Lawrence Mendelsohn
Title: Chief Executive Officer

FBR CAPITAL MARKETS & CO.

By:
Name:
Title:

HOLDER:

*
Print name

By:	*
Name:
Title:

* See signature page to Subscription Agreement as provided in Section 11(e) hereof.

[Signature Page to Registration Rights Agreement]

EXHIBIT A

CONFIDENTIAL
Notice of Election to Register, Lock-Up Agreement and Selling Stockholder Questionnaire

On September 22, 2014, the Company submitted for confidential review to the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-11 (as amended prior to the date hereof and hereafter, the “IPO Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), which included a form of prospectus (the “IPO Prospectus”) relating to shares of common stock, par value $0.01 per share (“Common Stock”), to be issued and sold by the Company to the public and any shares of Common Stock to be sold by the selling stockholders named therein who have made an election to sell in the IPO (the “IPO”). The Company intends to list its Common Stock on the New York Stock Exchange (the “NYSE”).

In addition, on September 29, 2014, the Company submitted for confidential review to the SEC another registration statement on Form S-11 under the Securities Act, which includes a form of prospectus (the “Resale Prospectus”) that will, after the IPO Registration Statement is declared effective and the lock-up period described below has expired, allow holders of shares of Common Stock that are not sold in the IPO to sell their shares from time to time.

Pursuant to the Registration Rights Agreement (the “Registration Rights Agreement”), dated the date of the closing of the Company’s private offering of Common Stock in December 2014 (the “Follow-on Private Offering”), you, as a purchaser of shares of Common Stock in the Follow-on Private Offering (hereinafter, “Holder”), may request to include the shares of Common Stock that you purchased in the private offering in the IPO Prospectus for sale in the IPO. You also may request to include any of those shares that you do not sell in the IPO in the Resale Prospectus.

The managing underwriters of the IPO are expected to be FBR Capital Markets & Co. and additional underwriters that will be identified (the “Managing Underwriters”). The Managing Underwriters of the IPO have advised the Company that, subject to market conditions, they may be unable to underwrite all of the shares of Common Stock that Holders request to include in the IPO Prospectus. Depending on the aggregate number of shares of Common Stock that the Company and Holders propose to offer in the IPO, the Managing Underwriters may, pursuant to the Registration Rights Agreement, exclude a portion of the shares of Common Stock that you propose to include in the IPO Prospectus if the Managing Underwriters determine in good faith that marketing or other factors require a limitation on the number of shares to be underwritten in the IPO. In that case, any shares that are so excluded from the IPO Prospectus

Exhibit A - 1

will be included in the Resale Prospectus. Please note that shares acquired in the Follow-on Private Offering will be excluded first, before any shares of Common Stock that were acquired by stockholders prior to the Follow-on Private Offering.

In order for your shares of Common Stock to be included in the IPO Prospectus, you will have to enter into an underwriting agreement with the underwriters of the IPO, execute any questionnaires, indemnities, lock-up agreements, security escrow or custody agreements, powers of attorney and other documents reasonably required under the terms of the underwriting agreement, and furnish to the Company other information as the Company may reasonably request, which may include certain opinions of counsel and certificates. The underwriting agreement and related questionnaires and information requests will made available to you after you return a completed Notice of Election to Register, Lock-Up Agreement and Selling Stockholder Questionnaire.

You may elect to withdraw all or a portion of the shares of Common Stock you elect to include in the IPO by notifying the Company and the Managing Underwriters in writing at least three business days prior to the commencement of the Company’s road show relating to the IPO. If you elect to sell any of your shares of Common Stock in the IPO, the Company will contact you before the road show commences to confirm whether you wish to sell in the IPO or withdraw your Common Stock from the IPO and sell under the Resale Prospectus at a later date.

The Company intends to use its commercially reasonable efforts to cause the IPO Registration Statement to be declared effective by the SEC as soon as possible. The Company must have the Resale Registration Statement declared effective no later than 60 days following the declaration of effectiveness of the IPO Registration Statement.

The information set forth in this letter is qualified in its entirety by the provisions of the Registration Rights Agreement. You should carefully review those provisions in connection with a decision whether to include your shares of Common Stock in the IPO Prospectus and/or in the Resale Prospectus.

If you do not wish to sell any of your shares of Common Stock acquired in the Follow-on Private Offering in the IPO or have your shares of Common Stock registered for resale pursuant to the Resale Prospectus, you do not need to complete this Notice of Election to Register, Lock-Up Agreement and Selling Stockholder Questionnaire. You will be able to sell your shares once the restrictions under Rule 144 have expired.

Beneficial owners that do not complete and return this Notice of Election to Register, Lock-Up Agreement and Selling Stockholder Questionnaire as provided herein will not be named as selling security holders in either the IPO Prospectus or the Resale Prospectus and therefore will not be permitted to sell any Common Stock pursuant to the applicable Registration Statement.

Certain legal consequences may arise from being named as a selling security holder in the IPO Registration Statement or the Resale Registration Statement and the applicable prospectus. Accordingly, holders and beneficial owners of Common Stock are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the IPO Registration Statement, including the IPO Prospectus, or the Resale Registration Statement, including the Resale Prospectus, or both.

Exhibit A - 2

In order to sell any of your shares of Common Stock acquired in the Follow-on Private Offering, you must complete and sign the enclosed herewith and return it to Morrison & Foerster LLP, the Company’s corporate counsel, no later than the later of ten days after the closing of the Follow-on Private Offering or December 24, 2014. Beneficial holders who have not completed and returned to us this Notice of Election to Register, Lock-Up Agreement and Selling Stockholder Questionnaire on or before December 24, 2014 will not be able to sell their shares pursuant to the IPO Prospectus or pursuant to the Resale Prospectus. Please review, complete and sign this Notice of Election to Register, Lock-Up Agreement and Selling Stockholder Questionnaire and return the completed documents to Morrison & Foerster LLP by registered or certified mail, return receipt requested, by overnight courier, by email or by facsimile as follows:

Morrison & Foerster LLP
Attention: Stephanie Uhrig
250 West 55th Street
New York, NY 10019-9601
suhrig@mofo.com
Fax: 212-468-7900

If you have any questions on this Notice of Election to Register, Lock-Up Agreement and Selling Stockholder Questionnaire, please contact either: Nilene R. Evans, 212-468-8088 / nevans@mofo.com, or Stephanie Uhrig, 212-336-4013 / suhrig@mofo.com.

Exhibit A - 3

Lock-Up Agreement

By execution of this Notice of Election to Register, Lock-Up Agreement and Selling Stockholder Questionnaire, you are agreeing to the following lock-up provisions.

The undersigned beneficial owner of Common Stock (the “Holder”) understands and agrees that it is restricted from either directly or indirectly offering, selling (including, without limitation, any short sale), pledging, contracting to sell or granting any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant for the sale of or otherwise dispose of or transfer shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock then owned by the Holder (other than to (i) donees or equityholders of the Holder or (ii) lenders to whom shares of Common Stock are pledged as collateral for a loan, in the case of (i) and (ii) that agree to be similarly bound) for a period commencing 30 days prior to the effective date of the IPO Registration Statement and ending either (x) in the case of the Company’s officers, directors, managers and employees and any Holder who elects to sell shares of Common Stock as a selling stockholder in the IPO, 180 days following such effective date or (y) in the case of all other Holders, 60 days following such effective date; provided; however, that:

(a)            the restrictions above shall not apply to shares of Common Stock sold pursuant to the IPO Prospectus or purchased on the New York Stock Exchange after the common stock commences trading;

(b)            all officers and directors of the Company holding shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock shall enter into similar agreements for not less than the entire time period required of the Holders hereunder;

(c)            the Holders shall be allowed any concession or proportionate release allowed to any executive officer or director that entered into similar agreements; and

(d)            the 180-day period shall be shortened to 60 days if the underwriting agreement relating to the initial public offering is not entered into prior to June 30, 2015.

Selling Stockholder Questionnaire

References below to “you” are to you as the undersigned Holder or to the organization that you represent, as applicable.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.	(a) Please print or type your name or your organization’s name precisely as it should appear in the IPO Registration Statement and/or the Resale Registration Statement.

(b) Full legal name of registered Holder (if not the same as (a) above) through which shares of Common Stock listed in Item 3 below are held:

(c) Full legal name of DTC participant (if applicable and if not the same as (b) above) through which shares of Common Stock listed in Item 3 below are held:

Exhibit A - 4

2.	Address for notices to Holder:

Telephone:
Fax:
Email address:
Contact Person:

3.	Beneficial ownership of Common Stock; Election(s) to participate in one or both registrations

Please indicate the type and number of shares of Common Stock beneficially owned by you on the appropriate lines below and whether you wish to have your shares included in the Resale Prospectus, the IPO Prospectus or both (as discussed above):

Please fill out only for the shares acquired in the Follow-on Private Offering

Aggregate Number of Shares	Shares to be included in the Resale Prosp./ Reg. Stmt.	Shares to be included in IPO Prosp./ Reg. Stmt.

4.	Beneficial ownership of securities of the Company other than the shares of Common Stock listed above in Item 3:

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the shares of Common Stock listed above in Item 3.

Type and amount of securities of the Company beneficially owned by the undersigned other than the shares of Common Stock owned by the Holder:

Exhibit A - 5

5.	Have you or your organization, if applicable, had any position, office or other material relationship with the Company or any of its affiliates since the inception of the Company in January 2014?

☐ Yes                                    ☐ No

If yes, please indicate the nature of any such relationship below:

6.	Broker-Dealer Status:
Is the undersigned a registered broker-dealer?

☐ Yes                                      ☐ No

Note: In general, we will be required to identify any registered broker-dealer as an underwriter in the prospectus.

7.	Affiliation with Broker-Dealers:
Is the undersigned an affiliate of a registered broker-dealer? An “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

☐ Yes                                      ☐ No

If so, please answer the remaining questions in this item.

(a)            Please describe the affiliation between the undersigned and any registered broker-dealers:

(b)            If the shares of Common Stock were purchased by the undersigned other than in the ordinary course of business, please describe the circumstances:

Exhibit A - 6

(c)            If the undersigned, at the time of its purchase of the shares of Common Stock, had any agreements or understandings, directly or indirectly, with any person to distribute the shares of Common Stock, please describe such agreements or understandings:

Note: If the undersigned is an affiliate of a broker-dealer and did not purchase its shares of Common Stock in the ordinary course of business or at the time of the purchase had any agreements or understandings, directly or indirectly, to distribute the shares of Common Stock, we must identify the undersigned as an underwriter in the prospectus.

8.            Beneficial Ownership by Natural Persons:

Please state the name of the person who has voting or investment power over the shares of Common Stock held by the undersigned. Please describe who has or shares: (a) voting power, which includes the power to vote, or to direct the voting of, the Common Stock held by the undersigned; and/or (b) investment power, which includes the power to dispose, or to direct the disposition of, the Common Stock held by the undersigned directly or indirectly, through any contract, arrangement, understanding or relationship. Please provide the information in Items 8(a) and 8(b) for each such person:

1.
2.
3.
4.
5.
6.

Exhibit A - 7

(a)            Voting Power:

Name:____________________________________________________________________________

Number of shares over which above-named person has voting power:

Please fill out only for the shares acquired in the Follow-on Private Offering

Aggregate Number of Shares	Shares to be included in the Resale Prosp./ Reg. Stmt.	Shares to be included in IPO Prosp./ Reg. Stmt.

(b)            Investment Power:

Name:____________________________________________________________________________

Number of shares over which above-named person has investment power:

Please fill out only for the shares acquired in the Follow-on Private Offering

Aggregate Number of Shares	Shares to be included in the Resale Prosp./ Reg. Stmt.	Shares to be included in IPO Prosp./ Reg. Stmt.

Exhibit A - 8

The Holder acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of shares of Common Stock pursuant to the Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned hereby acknowledges its obligations under the applicable Registration Rights Agreement to which it is a party to indemnify and hold harmless certain persons set forth therein.

Pursuant to the Registration Rights Agreement, the Company agreed under certain circumstances to indemnify applicable stockholders against certain liabilities.

In accordance with the Holder’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the applicable Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the applicable Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth in Item 2 above.

Exhibit A - 9

In the event the Holder transfers all or any portion of the Common Stock listed in Item 3 above after the date on which this Notice of Election to Register, Lock-Up Agreement and Selling Stockholder Questionnaire is provided to the Company, the Holder will notify the transferee(s) at the time of transfer of its rights and obligations under this Notice of Election to Register, Lock-Up Agreement and Selling Stockholder Questionnaire and the Registration Rights Agreement and will notify the Company of such transfer, including the name, address and contact information of the transferee and the number of shares transferred.

It is contemplated that Sidley Austin LLP (“Sidley”) will act for those Holders who elect to participate in the IPO and desire such firm to so represent them and sign engagement letters in the form provided by such firm, which letter will include a waiver of any conflicts of interest. Any Holder may at its expense appoint other counsel to represent it individually. Sidley does represent FBR on a regular basis and may also represent other underwriters to be named on a regular or other basis. Sidley will be representing the underwriters in connection with the IPO with respect to the filing for the clearance of the underwriting arrangements with FINRA, but does not expect to be representing the underwriters in connection with other aspects of the IPO.

It is also contemplated that Sidley will review the sections of the Resale Registration Statement relating specifically to the selling stockholders named therein (i.e., the “Selling Stockholders” and “Plan of Distribution” sections) in light of applicable SEC rules. In this capacity Sidley will not be acting as counsel to any of the individual stockholders in connection with the Resale Registration Statement, nor will such representation create any attorney-client relationship between it and any of such stockholders.

Please note that Sidley is not in any of the capacities described above doing an overall review of either the IPO Registration Statement or the Resale Registration Statement or doing any due diligence investigation of the Company or such documents.

By completing and signing this Notice of Election to Register, Lock-Up Agreement and Selling Stockholder Questionnaire, the Holder consents to the disclosure of the information contained herein in its answers to Items 1 through 8 above and the inclusion of such information in the applicable Registration Statement(s) and prospectus(es). The undersigned understands that such information will be relied upon by the Company without independent investigation or inquiry in connection with the preparation or amendment of the applicable Registration Statement(s) and prospectus(es).

[Signature Page Follows]

Exhibit A - 10

Please complete, sign and date this Notice of Election to Register, Lock-Up Agreement and Selling Stockholder Questionnaire and provide the information requested below. Please return the completed document to Morrison & Foerster LLP, Attention: Stephanie Uhrig, 250 West 55th Street, New York, NY 10019-9601 in the manner set forth above. If you have any questions regarding this Notice of Election to Register, Lock-Up Agreement and Selling Stockholder Questionnaire, please contact either: Nilene R. Evans, 212-468-8088 / nevans@mofo.com or Stephanie Uhrig, 212-336-4013 / suhrig@mofo.com.

Name of Holder:
(Type or Print)

Signature of Holder or Person Signing on Behalf of
Holder if Holder is an Entity

Title:	Date: _____________, 2014

Telephone Number:
Facsimile Number:
Email Address:
Address:

Exhibit A - 11